UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ACQUICOR TECHNOLOGY INC.
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Acquicor Technology Inc.
Proposed Merger with
Jazz Semiconductor, Inc.

January 2007

Legal Disclosures and Safe Harbor

The following slide show was furnished to the Securities and Exchange Commission (the "SEC") on Schedule 14A by Acquicor Technology Inc. ("Acquicor") on January 29, 2007.

Acquicor will be holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Acquicor stock, regarding its proposed merger with Jazz Semiconductor, Inc. ("Jazz Semiconductor") pursuant to an Agreement and Plan of Merger dated as of September 26, 2006, by and among Acquicor, Joy Acquisition Corp., a wholly-owned subsidiary of Acquicor, Jazz Semiconductor and TC Group, L.L.C., as the Jazz Semiconductor stockholders representative as described in the Form 8-K filed with the SEC on January 29, 2007, and the exhibits thereto.

Acquicor and its officers and directors may be deemed to be participants in the solicitation of proxies from Acquicor's stockholders in favor of the adoption of the merger agreement and the approval of the merger. Information concerning Acquicor's directors and executive officers is set forth in the publicly filed documents of Acquicor. Acquicor stockholders may obtain more detailed information regarding the direct and indirect interests of Acquicor and its directors and executive officers in the merger by reading the preliminary proxy statement and definitive proxy statement, if any, filed with the SEC.

ThinkEquity Partners LLC, CRT Capital Group LLC, Wedbush Morgan Securities, GunnAllen Financial, Inc., the underwriters in Acquicor's initial public offering, and Paul A. Pittman, a consultant to Acquicor and formerly a partner of ThinkEquity Partners LLC, may be deemed to be participants in the solicitation of proxies from Acquicor's stockholders in favor of the adoption of the merger agreement and the approval of the merger. Acquicor stockholders may obtain information concerning the direct and indirect interests of such parties in the merger by reading the preliminary proxy statement and definitive proxy statement, if any, filed with the SEC.

Legal Disclosures and Safe Harbor *(cont.)*

In connection with the proposed merger and the required stockholder approval, Acquicor has filed with the SEC a preliminary proxy statement and will file definitive proxy materials with the SEC prior to the stockholder vote on the merger. INVESTORS AND SECURITY HOLDERS OF ACQUICOR ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Acquicor expects to mail the definitive proxy statement to all stockholders of Acquicor as of January 16, 2007, the record date established for voting on the proposed merger, as soon as reasonably practicable following the filing of the definitive proxy statement with the SEC. Investors and security holders can obtain free copies of the definitive proxy statement, as well as other filed materials containing information about Acquicor, at www.sec.gov, the SEC's website. Investors may also access the proxy statement and the other materials at www.acquicor.com, or obtain copies of such material by request to Acquicor's Corporate Secretary at: Acquicor Technology Inc., 4910 Birch Street, #102, Newport Beach, CA 92660.

This presentation, and other statements Acquicor or Jazz Semiconductor may make, including statements about the benefits of the proposed merger, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, with respect to Acquicor's and Jazz Semiconductor's future financial or business performance, strategies and expectations. Forward-looking statements are typically identified by words or phrases such as "trend," "potential," "opportunity," "pipeline," "believe," "expect," "anticipate," "intention," "estimate," "position," "assume," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve," and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" and similar expressions.

Forward-looking statements are based largely on expectations and projections about future events and future trends and are subject to numerous assumptions, risks and uncertainties, which change over time. Acquicor's or Jazz Semiconductor's actual results could differ materially from those anticipated in forward-looking statements and you should not place any undue reliance on such forward looking statements. Factors that could cause actual performance to differ from these forward-looking statements include the risks and uncertainties disclosed in Acquicor's and Jazz Semiconductor's filings with the SEC, in particular the proxy statement filed in connection with the required stockholder approval of the merger. Acquicor's and Jazz Semiconductor's filings with the SEC are accessible on the SEC's website at http://www.sec.gov. Forward-looking statements speak only as of the date they are made. Acquicor and Jazz Semiconductor assume no obligation to update forward-looking statements. In particular, the anticipated timing and benefits of the consummation of the merger is uncertain and could be affected by many factors, including, without limitation, Jazz Semiconductor's future financial performance and general economic and financial market conditions.

Table of Contents

Transaction Overview
Acquicor Technology Inc. Timeline

- **IPO in March 2006**
  - Raised $172.5 million
    - Approximately $166.9 million held in trust as of September 30, 2006
- **Entered into agreement to purchase Jazz Semiconductor in September 2006**
  - Subject to shareholder approval
- **Raised $166.8 million in convertible debt in December 2006**
  - Net proceeds from offering of approximately $160 million
- **Announced $50 million share and warrant buy-back program in January 2007**
  - Buy-back to commence upon closing of the acquisition
- **Shareholder vote to be scheduled for approximately February 15th**

Transaction Overview
Acquicor Technology Inc. Management

- **Founders' background**
  - Gil Amelio
    - Chairman and CEO, Apple Computer
    - Chairman and CEO, National Semiconductor
    - President, Rockwell Communication Systems
  - Ellen Hancock
    - Chairman and CEO, Exodus Communications
    - EVP and CTO, Apple Computer
    - EVP and COO, National Semiconductor
    - SVP, IBM
  - Steve Wozniak
    - Co-founder, Apple Computer
- **Other key members of management**
  - Paul Pittman
    - Former investment banker with Merrill Lynch and Wasserstein Perella
  - Shu Li
    - Current President and CEO of Jazz Semiconductor

Transaction Overview
Transaction Summary

- Jazz Semiconductor is an independent wafer level manufacturer primarily focused on specialty analog and mixed-signal processes
- Purchase price = $260 million subject to adjustment (all cash)
  - We have executed a definitive agreement to acquire Jazz Semiconductor's business including the Newport Beach fab and an approximate 10% stake in Shanghai Hua Hong NEC Electronics Co., Ltd. (HHNEC)
- Expected to close in February 2007
- Financing overview (approximate)
  - $164 million from Acquicor's IPO proceeds held in trust
  - $160 million from convertible debt financing
  - $65 million line of credit provided by Wachovia (undrawn)
- Acquicor would change its name to Jazz Technologies, Inc. and be publicly traded
- Following the merger, Jazz Semiconductor would be a wholly-owned subsidiary of Jazz Technologies

Company Overview

- **World's leading independent wafer level manufacturer for analog and mixed-signal semiconductors**
  - 800+ employees
- **Spun-off by Conexant in 2002 in conjunction with an investment by the Carlyle Group**
  - Current shareholders include Carlyle Group, Conexant, and RF Micro Devices
- **IP and trade secrets developed over a decade**
  - Substantial body of IP in basic material physics, processes, and device and circuit design
- **Leadership position**
  - High switching costs, customer stickiness, limited alternatives
- **Access to multiple fabs**
  - Newport Beach: 17,000 wafers/month (wholly owned)
    - Current and planned capex expected to bring total capacity to 19,000 to 21,000 wafers/month, with enhanced specialty process capabilities
  - Additional capacity through HHNEC and ASMC in Shanghai

Jazz Semiconductor Business Summary
Semiconductor Market Growth Trends

- Analog integrated circuits (ICs) growing faster than the overall semiconductor market
- WW sales of semis expected to grow 9.8% in 2006 to $249.6 billion
- Analog / mixed signal expected to grow 17.3% in 2006 to $37.4 billion



Semiconductor Market Growth
$325
$260
$195
$130
$65
$0
$ Billions
$215
$228
$250
$255
$299
$29
$32
$37
$41
$47
2004A
2005A
2006P
2007P
2008P
Analog Market
Total Market

Source: Semiconductor Industry Association and CIBC World Markets

Jazz Semiconductor Business Summary
High-Volume CMOS versus Specialty Foundries

	High Volume CMOS Foundries	Specialty Foundries
Foundry Type	• High volume fabs (*e.g.*, TSMC, UMC, etc.)	• Specialty fabs (*e.g.*, Jazz Semiconductor)
Chip Functions	• Predominantly digital	• Analog plus digital
Chip Size	• Large chips (>10mm^2)	• Small chips (<5mm^2)
Basis of Competitive Advantage	• Compete on number of transistors/mm^2	• Compete on circuit performance and efficiency
Technology Focus	• IP-focused on accomplishing digital functions at lowest cost	• Dense integration of analog and digital on single IC performing analog functions with high performance and efficiency
Fab Equipment	• Leading products require cutting-edge fab equipment (.09 micron and smaller)	• Leading analog products can be fabricated on .13 micron or larger

Jazz Semiconductor Business Summary
Blue Chip IC Vendors Use Jazz

ACQUICOR TECHNOLOGY INC.

Jazz Offerings	Jazz Customers and Products	End Products
• Silicon Germanium • RFCMOS • CMOS • High Voltage CMOS • .35um, .25um, .18um, .13um	WIRELINE • Conexant, Mindspeed, TI – Interface Circuits, D/A, Regulators, etc. WIRELESS • Freescale, Marvell, RFMD, Skyworks – Radio Frequency Circuits, Mixers, Mod/Demod, Drivers, Power Amps, etc. CONSUMER • Conexant, Micro Linear, RF Magic – Radio Frequency Circuits, Mixers, Mod/Demod, Drivers, Power Amps, etc.	• Cell Phones • WiFi • Digital TV Tuners • Wireline Ports • Modems • GPS Receivers • Bluetooth

Jazz Semiconductor Business Summary
Jazz Products Feed Growing End Markets

End Product Market	Total Worldwide Market		9 Months Ended
	Projected 2006 Units	Projected 2007/06 AGR	9/30/2006 Jazz Revenue (Approximately)
Cell Phones	920 M	8%	43%
Modems	244 M	7%	20%
Digital TV Tuners	112 M	31%	12%
WLAN	180 M	42%	9%
Wireline (Ethernet) Ports	580 M	12%	5%
Other (Cordless Phones, RFID, etc.)	NA	NA	3%

Source: CIBC World Markets

Jazz Semiconductor Business Summary
Jazz Specialty Processes Enable Unique Products

- **Specialty processes enable "mixed signal" integration**
  - Combine analog and digital functions on single chip
  - Product miniaturization
    - Reduce part count, size, and power consumption
- **Key enabler to multi-function consumer and portable devices**

Set Top Box Tuner – Miniaturization Example (many others)

Legacy Solution	The Jazz Specialty Solution	End Product
		
Mechanical metal "can" tuner	Single RFIC using 0.18um specialty silicon	Wireless TV reception for HDTV, PC, and cell phone products

Strategy
Phase 1: Strengthen the Core Business

- **We expect to accelerate Jazz Semiconductor's efforts to:**
  - Complete in-process capacity expansion in Newport Beach and improve product mix
  - Operate the Newport Beach fab more efficiently
  - Improve ability to allocate production to Chinese partners
- **We intend to acquire low cost capacity to increase the scale of the business**
- **We expect to add capacity inexpensively, because:**
  - Specialty processes typically use less advanced operating technology than CMOS processes (*e.g.*, 130nm vs. 65nm)
  - Fully-depreciated CMOS fabs provide a sound foundation for specialty fabs
  - Conversion from standard CMOS to specialty processes is cost effective
- **With continuing upgrades in the standard CMOS market, fully-depreciated fabs are expected to continue to be available**

Strategy
Phase 2: Expand the Platform

- **Design services front end**
  - Jazz Semiconductor assists customers in getting designs into Jazz Semiconductor's foundry more efficiently
- **Application specific integrated circuit (ASIC) design service**
  - Jazz Semiconductor offers "turn key" custom ASIC service
    - Designs and fabs ICs to customer specifications
- **Augment IP libraries / blocks**
  - Target largest, fastest growing applications
  - Enhance Jazz Semiconductor analog wafer level manufacturing leadership
- **Products / ICs alternatives**
  - Offer IP blocks in die form
  - Analog standard products and mixed signal SOCs
- **Converged systems / solutions over the long term**
  - Products that use ICs fabbed by Jazz Semiconductor

Jazz

Financial Information and Valuation

Summary Historical Financials *($ in thousands)*

Acquicor Technology Inc.

	FY 2004	FY 2005	9 Months Ended 9/30/2005	9 Months Ended 9/30/2006 (1)
Revenue - CMOS Standard	$90,232	$74,951	$57,150	$50,338
Revenue - Specialty	$129,303	$124,079	$86,570	$123,560
Net Revenue	**$219,535**	**$199,030**	**$143,720**	**$173,898**
% Growth	*18.5%*	*(9.3%)*	*NA*	*21.0%*
Gross Profit	$44,189	$24,736	$13,282	$30,467
% Margin	*20.1%*	*12.4%*	*9.2%*	*17.5%*
Operating Income (Loss)	$3,056	($12,405)	($14,911)	$399
% Margin	*1.4%*	*NM*	*NM*	*0.2%*
Adjusted EBITDA (2)	$23,712	$11,532	$3,171	$22,510
% Margin	*10.8%*	*5.8%*	*2.2%*	*12.9%*

(1) Figures shown for 9 months ended 9/30/2006 are unaudited, non-U.S. GAAP numbers which have been adjusted for a non-recurring and non-cash charge of $17.5 million and $16.3 million at the revenue, gross profit and operating income / (loss) lines, respectively, associated with the termination of a related party agreement. (See the following page for reconciliation to U.S. GAAP)

(2) Adjusted EBITDA is not a recognized term under U.S. GAAP and does not purport to be an alternative to net income as a measure of operating performance or to cash flow from operational activities as a measure of liquidity. (See the following page for reconciliation of Adjusted EBITDA to U.S. GAAP)

Financial Information and Valuation

Adj'd EBITDA and GAAP Reconciliation *($ in thousands)*

ACQUICOR TECHNOLOGY INC.

Adjusted EBITDA Reconciliation

	FY 2004	FY 2005	9 Months Ended 9/30/2005	9 Months Ended 9/30/2006	LTM 9/30/2006
Operating Income (Loss)	$3,056	($12,405)	($14,911)	($15,901)	($13,395)
One-Time Related Party Charge, Net	0	0	0	16,300	16,300
Adjusted Operating Income (Loss)	$3,056	($12,405)	($14,911)	$399	$2,905
Depreciation and Amortization	17,180	20,904	15,526	17,256	22,634
Other Charges (1)	3,476	3,033	2,556	4,855	5,332
Adjusted EBITDA (2)	**$23,712**	**$11,532**	**$3,171**	**$22,510**	**$30,871**

9 Months Ended 9/30/2006 Non-U.S. GAAP to U.S. GAAP Reconciliation

	Non-U.S. GAAP	Adjustments	U.S. GAAP
Revenue - CMOS Standard	$50,338	($17,500)	$32,838
Revenue - Specialty	$123,560		$123,560
Net Revenue	**$173,898**	**($17,500)**	**$156,398**
% Growth	*21.0%*		*8.8%*
Gross Profit	$30,467	($16,300)	$14,167
% Margin	*17.5%*		*9.1%*
Operating Income (Loss)	$399	($16,300)	($15,901)
% Margin	*0.2%*		*NM*

(1) Other charges include research and development expense related to the purchase of technology from Polar Fab, a license fee paid to HHNEC for intellectual property that was determined not to have future value, management fees, stock compensation expense, and income associated with legacy Stock Appreciation Rights, and IPO and merger expense write-off and other non-operating income

(2) Adjusted EBITDA is not a recognized term under U.S. GAAP and does not purport to be an alternative to net income as a measure of operating performance or to cash flow from operational activities as a measure of liquidity

Financial Information and Valuation
Summary Comparable Company Analysis (1)

	Jazz Merger	Selected Semiconductor Foundry Companies			Selected RF / Analog Semiconductor Companies		
		High	Low	Median	High	Low	Median
Enterprise Value to Revenue							
Last 12 Months	**1.0x**	4.8x	1.5x	2.7x	4.5x	1.2x	2.2x
CY 2006	**1.0x**	4.1x	1.2x	2.5x	4.0x	1.2x	1.8x
CY 2007	**0.8x**	3.8x	1.1x	1.8x	3.4x	1.1x	1.5x
Enterprise Value to EBITDA							
CY 2006	**8.4x**	15.3x	2.7x	6.0x	12.9x	9.7x	11.2x
CY 2007	**5.2x**	7.3x	2.1x	5.7x	7.7x	5.1x	7.6x
Price to EPS							
CY 2006	**38.8x**	35.1x	12.2x	21.7x	31.4x	17.7x	21.4x
CY 2007	**11.6x**	43.2x	9.2x	13.8x	21.0x	15.8x	16.7x

(1) Multiples were derived from analysis done by Needham & Company, LLC in preparation of their fairness opinion. (See Acquicor's preliminary proxy statement on Schedule 14A filed with the SEC on January 25, 2007, page 62)